SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) November 5, 1998


             CAMPO ELECTRONICS, APPLIANCES AND COMPUTERS, INC.
            (Exact name of registrant as specified in its charter.)


            Louisiana                       0-21192               72-0721367
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
         incorporation)                                     Identification No.)

         109 Northpark Blvd., Covington, Louisiana          70433
         (Address of principal executive offices)         (Zip Code)



                               (504)867-5000
              (Registrant's telephone number including area code)

                                N/A
        (Former name or former address, if changed since last report.)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

   On November 5, 1998, the United States Bankruptcy Court for the Eastern District of Louisiana (the "Court") entered an order converting the 1997 Chapter 11 case of Campo Electronics, Appliances and Computers, Inc. (the "Company"), case number 97-13057, to a case under Chapter 7 of the Federal Bankruptcy Code. Pursuant to the Court's order, the Company was also authorized and directed to pay certain expenses. The Court also appointed Wilbur J. Babin, Jr. as the Chapter 7 Trustee.


ITEM 7.  EXHIBITS

                           EXHIBIT INDEX

   Exhibit
   NUMBER  DESCRIPTION

   99.1                  Order converting case number 97-13057 to a Chapter
                         7 case.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              CAMPO ELECTRONICS, APPLIANCES AND
                                    COMPUTERS, INC.



                              /S/ David R. Grego
                              David R. Grego
                              Chief Financial Officer




Date:  November 19, 1998.